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                                                                    Exhibit 23.2
                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement
(Form S-4) of U.S. Bancorp of our report dated January 20, 1999, with respect to the consolidated financial statements of U.S. Bancorp included in its Annual Report (Form 10-K) for the year ended December 31, 1998, filed with the Securities and Exchange Commission.

Minneapolis, Minnesota                                         Ernst & Young LLP
January 10, 2000